Atlas Funds
Supplement dated May 23, 2006, to
Statement of Additional Information dated April 30, 2006

On May 7, 2006 Wachovia Corporation and Golden West Financial Corporation, parent of World Savings Bank FSB and sole shareholder of Atlas Advisers, Inc. and Atlas Securities, Inc. signed a definitive agreement to merge, pending shareholder approval. The merger is expected to be effective sometime in the fourth quarter of 2006.

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund. All of the following changes are to be effective July 31, 2006.

Beginning on page 16 of the Statement of Additional Information, Paragraph 1 of the section titled “Foreign Securities” is replaced with the following:

The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Dual Focus Fund (formerly Atlas Balanced Fund), the Global Growth Fund, and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Dual Focus Fund (formerly Atlas Balanced Fund) and Emerging Growth Fund may invest up to 25% of their assets in foreign securities.

On page 46 of the Statement of Additional Information, the section titled “Code of Ethics” is replaced with the following:

The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., Fund Asset Management, L.P. (“FAM”), OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

On Page 51 of the Statement of Additional Information, the last paragraph and chart, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” are replaced with the following:

Effective July 31, 2006, FAM is the new investment Sub-Adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund. Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund	Annual Sub-Advisory Fee
Atlas Dual Focus Fund (formerly Atlas Balanced Fund)	.35% on daily net assets
Atlas Value Fund	.45% on the first $75 million in assets .40% on the next $225 million in assets .375% over $300 million in assets
Atlas Strategic Growth Fund	.35% on the first $75 million in assets .25% over $75 million in assets
Atlas Money Market Fund	.10% on daily net assets
Atlas U.S. Government and Mortgage Securities Fund	.30% on the first $50 million in assets .20% on the next $50 million in assets .12% over $100 million in assets
Atlas American Enterprise Bond Fund	.18% on daily net assets

On February 15, 2006, BlackRock, Inc. (BlackRock) and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they have reached an agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including FAM and Merrill Lynch International Limited), and BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The transaction has been approved by the boards of directors of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.

Beginning on page 53 of the Statement of Additional Information, the disclosure under HWCM and the disclosure under NYLIM in the section titled “Sub-Advisers” is replaced with the following:

FAM serves as Sub-Adviser to the Trust with respect to the Dual Focus Fund (formerly Atlas Balanced Fund) and Value Fund pursuant to a Sub-Advisory Agreement dated May 11, 2006. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. FAM is a Delaware limited partnership that is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and an affiliate of Merrill Lynch Investment Managers.

Robert M. Shearer is responsible for the day-to-day management of the Dual Focus Fund (formerly Atlas Balanced Fund). Robert C. Doll, Jr. is responsible for the day-to-day management of the Value Fund. Messrs. Shearer and Doll are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Robert M. Shearer	3	$1,221,877,087	0	$0	0	$0
Robert C. Doll, Jr.	18	$10,740,756,132	9	$8,282,799,183	7	$997,089,140

The information in the above table for Messrs. Shearer and Doll is as of April 30, 2006.

None of the accounts listed above have advisory fees based on performance of the account.

Portfolio Manager Compensation Overview

The portfolio manager compensation program of Merrill Lynch Investment Managers and its affiliates (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Dual Focus Fund and the Value Fund will be compared to the Lipper Equity Income Funds classification and the Lipper Multi-Cap Value classification, respectively. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk  control,  leadership,  workforce  diversity,  supervision,  technology  and  innovation.  MLIM  also  considers  the  extent  to  which  individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of Merrill Lynch. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Merrill Lynch's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Merrill Lynch's performance. Portfolio managers, therefore, have a direct incentive to protect the Merrill Lynch's reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

As of April 30, 2006, Messrs. Shearer and Doll did not beneficially own any shares of the Atlas Funds they manage.